      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 30, 1998

                                                   REGISTRATION NO. 333-____

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                             3DFX INTERACTIVE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             CALIFORNIA                                  77-0390421
      ------------------------              ------------------------------------
      (STATE OF INCORPORATION               (I.R.S. EMPLOYER IDENTIFICATION NO.)

                               4435 FORTRAN DRIVE
                           SAN JOSE, CALIFORNIA 95134
   (ADDRESS, INCLUDING ZIP CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)


                            1995 EMPLOYEE STOCK PLAN
                        1997 EMPLOYEE STOCK PURCHASE PLAN
                      1997 SUPPLEMENTARY STOCK OPTION PLAN
                            (FULL TITLE OF THE PLAN)


                                DAVID A. ZACARIAS
                   CHIEF FINANCIAL OFFICER AND VICE PRESIDENT,
                                 ADMINISTRATION
                             3DFX INTERACTIVE, INC.
                               4435 FORTRAN DRIVE
                           SAN JOSE, CALIFORNIA 95134
                                 (408) 935-4400
(NAME, ADDRESS, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)


                                   COPIES TO:
                             CHRIS F. FENNELL, ESQ.
                        WILSON SONSINI GOODRICH & ROSATI
                            PROFESSIONAL CORPORATION
                               650 PAGE MILL ROAD
                               PALO ALTO, CA 94304
                                 (650) 493-9300


                         CALCULATION OF REGISTRATION FEE

===============================================================================================================
                                                              PROPOSED           PROPOSED
                                                              MAXIMUM             MAXIMUM
       TITLE OF EACH CLASS                AMOUNT              OFFERING           AGGREGATE          AMOUNT OF
        OF SECURITIES TO                  TO BE                PRICE             OFFERING         REGISTRATION
          BE REGISTERED                 REGISTERED           PER SHARE             PRICE               FEE
---------------------------------------------------------------------------------------------------------------
Common Stock, no par value           3,800,000 shares        $16.21875          $61,631,250        $18,181.22

===============================================================================================================

(1) Estimated in accordance with Rule 457(c) solely for the purpose of calculating the registration fee based upon the average of the high and low prices of the Common Stock as reported on the Nasdaq National Market on June 25, 1998.


================================================================================

       The contents of the Registrant's Form S-8 Registration Statement (Registration No. 333- 39109) as filed with the Commission on October 30, 1998, are incorporated herein by reference.


ITEM 8. EXHIBITS.

       Exhibit
       Number                Document
       ------                --------
       4.1*          1995 Employee Stock Plan and form of agreement thereunder

       4.2 1997 Employee Stock Purchase Plan and form of agreement thereunder

       4.3** 1997 Supplementary Stock Option Plan and form of agreement thereunder.

       5.1           Opinion of Wilson Sonsini Goodrich & Rosati, a Professional
                     Corporation.

       23.1          Consent of Independent Accountants.

       23.2          Consent of Counsel (contained in Exhibit 5.1).

       24.1          Power of Attorney (see page II-3).

----------

* Incorporated by reference to the Exhibits filed with the Company's Registration Statement on Form S-1 (Registration No. 333-25365) as declared effective by the Securities and Exchange Commission on June 24, 1997.

** Incorporated by reference to the Exhibits filed with the Company's Registration Statement on Form S-8 (Registration No. 333-39109) as filed with the Securities and Exchange Commission on October 30, 1997.

                                   SIGNATURES


           Pursuant to the requirements of the Securities Act of 1933, the Registrant, 3Dfx Interactive, Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on this 29th day of June, 1998.


                                       3DFX INTERACTIVE, INC.


                                       By:    /s/ L. Gregory Ballard
                                          -------------------------------------
                                          President and Chief Executive Officer


                                POWER OF ATTORNEY

           KNOW ALL PERSONS BY THESE PRESENTS, that each such person whose signature appears below constitutes and appoints, jointly and severally, L. Gregory Ballard and David Zacarias his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

           Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


        SIGNATURE                               TITLE                          DATE
        ---------                               -----                          ----
/s/ L. Gregory Ballard                     President, Chief Executive         June 29, 1998
----------------------------                Officer and Director
(L. Gregory Ballard)                        (Principal Executive
                                            Officer)

/s/ David Zacarias                        Chief Financial Officer             June 29, 1998
----------------------------               and Vice President,
(David Zacarias)                           Administration ( Principal
                                           Financial and Accounting
                                           Officer)

/s/ Gordon A. Campbell                    Chairman of the Board of            June 29, 1998
----------------------------               Directors
  (Gordon A. Campbell)

/s/ Scott D. Sellers                      Director                            June 29, 1998
----------------------------
(Scott D. Sellers)


/s/ George J. Still, Jr.                  Director                            June 29, 1998
----------------------------
(George J. Still, Jr.)


/s/ Anthony Sun                           Director                            June 29, 1998
----------------------------
(Anthony Sun)


/s/ Philip M. Young                       Director                            June 29, 1998
----------------------------
(Philip M. Young)


/s/ James Whims                           Director                            June 29, 1998
----------------------------
(James Whims)

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                       -----------------------------------

                                    EXHIBITS

                       -----------------------------------


                       Registration Statement on Form S-8

                              3Dfx Interactive Inc,

                                 June 30, 1998

                                INDEX TO EXHIBITS


   EXHIBIT
   NUMBER                                 EXHIBIT
   ------                                 -------
     4.1*      1995 Employee Stock Plan and form of agreement thereunder

     4.2 1997 Employee Stock Purchase Plan and form of agreement thereunder

     4.3** 1997 Supplementary Stock Option Plan and form of agreement thereunder

     5.1       Opinion of Wilson Sonsini Goodrich & Rosati, a Professional
               Corporation

     23.1      Consent of Independent Accountants

     23.2      Consent of Counsel (included in Exhibit 5.1)

     24.1      Power of Attorney (see page II-3)


* Incorporated by reference to the Exhibits filed with the Company's Registration Statement on Form S-1 (Registration No. 333-25365) as declared effective by the Securities and Exchange Commission on June 24, 1997.

** Incorporated by reference to the Exhibits filed with the Company's Registration Statement on Form S-8 (Registration No. 333-39109) as filed with the Securities and Exchange Commission on October 30, 1997.